UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 21, 2013

Olympic Steel, Inc.
(Exact name of registrant as specified in its charter)

Ohio	000-23320	34-1245650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5096 Richmond Road, Bedford Heights, Ohio	44146
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (216) 292-3800

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 21, 2013, Olympic Steel, Inc. issued a press release reporting its operating results for the fiscal quarter and year ended December 31, 2012. The press release is attached hereto as Exhibit 99.1.

The information included in this report, including exhibit 99.1, is furnished pursuant to Item 2.02 of Form 8-K, is not to be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of Olympic Steel, Inc.'s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act except as otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.

99.1 Press release dated February 21, 2013.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Olympic Steel, Inc. (Registrant)
February 21, 2013 (Date)	/s/ RICHARD T. MARABITO Richard T. Marabito Chief Financial Officer (Principal Financial and Accounting Officer)

Exhibit Index

99.1 Press Release dated February 21, 2013